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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 13, 2002

American Medical Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19195 (Commission File Number)	38-2905258 (IRS Employer Identification No.)

5555 Bear Lane
Corpus Christi, TX 78405
(Address of principal executive offices)

        Registrant's telephone number, including area code: (361) 289-1145

        Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        On June 13, 2002, the Registrant issued a press release announcing the implementation of a restructuring. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)
Exhibits

        A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 13, 2002	AMERICAN MEDICAL TECHNOLOGIES, INC.
	By:	/s/ JOHN E. VICKERS John E. Vickers, III Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated June 13, 2002

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SIGNATURES
EXHIBIT INDEX